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                                                                     EXHIBIT 1.1


                              AETNA SERVICES, INC.

                                   AETNA INC.

                           Guaranteed Debt Securities

                                  ------------


                             Underwriting Agreement



                                                                   -------, ----

To the Underwriters
to be named in the applicable
Pricing Agreement
supplemental hereto

Ladies and Gentlemen:


         From time to time Aetna Services, Inc. a Connecticut corporation (the "Company"), and Aetna Inc., a Connecticut corporation (the "Guarantor"), propose to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain debt securities of the Company (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities"), guaranteed by the Guarantor, less the Designated Securities covered by Delayed Delivery Contracts (as defined in Section 3 hereof), if any, as provided in Section 3 hereof and as may be specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, any Designated Securities to be covered by Delayed Delivery Contracts being herein sometimes referred to as "Contract Securities" and the Designated Securities to be purchased
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by the Underwriters (after giving effect to the deduction, if any, for Contract
Securities) being herein sometimes referred to as "Underwriters' Securities").

         The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in Schedule II to such Pricing Agreement. The Designated Securities shall be guaranteed (the "Guarantees") by the Guarantor as specified in the Pricing Agreement relating to such Designated Securities and in or pursuant to the Indenture identified in
Schedule II to such Pricing Agreement.

         1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. Except as incorporated by reference into a Pricing Agreement, this Underwriting Agreement shall not be construed as an obligation of the Company or the Guarantor to sell any of the Securities guaranteed by the Guarantor or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the Company to issue and sell any of the Securities, the obligation of the Guarantor to issue its Guarantee of any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify, among other things, the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the principal amount of such Designated Securities to be purchased by each Underwriter and whether any of such Designated Securities shall be covered by Delayed Delivery Contracts, and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications
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transmitted. The obligations of the Underwriters under this Agreement and each
Pricing Agreement shall be several and not joint.

         2. The Company and the Guarantor jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

                                    (a) A registration statement in respect of
                  the Securities and the Guarantees has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives (with exhibits thereto) for delivery to each of the other Underwriters (without exhibits thereto), have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has been filed or transmitted for filing with the Commission prior to the effective date of the registration statement; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company or the Guarantor, threatened by the Commission. Any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of
                  1933, as amended (the "Act"), is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto, but excluding Form T-1, each as amended at the time such part of the registration statement became effective are hereinafter collectively called the "Registration Statement", provided if the Company and the Guarantor have filed an abbreviated registration statement to register additional Securities and Guarantees pursuant to Rule 462(b) under the Act (the "Rule
                  462 Registration Statement"), then any reference in this Agreement or a Pricing Agreement to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement; the prospectus relating to the Securities and the Guarantees, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by
                  reference therein pursuant to the applicable form under the Act, as of the date of
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                  such Preliminary Prospectus or Prospectus, as the case may be;
                  any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed with the Commission after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Guarantor filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is first filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing;

                                    (b) The Registration Statement and the
                  Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter of Designated Securities through the Representatives for use in the Prospectus as amended or supplemented relating to such Securities;
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                                    (c) Each of the Company and the Guarantor
                  has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Connecticut; each of the Company and the Guarantor is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the financial condition of the Guarantor and its subsidiaries taken as a whole;

                                    (d) The Securities have been duly authorized
                  by the Company; and, when Designated Securities are issued, executed, authenticated, delivered and paid for pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities and the Indenture and, in the case of any Contract Securities, pursuant to Delayed Delivery Contracts with respect to such Contract Securities, such Designated Securities will have been duly issued, executed and delivered and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to (1) bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity);

                                    (e) The Guarantees have been duly authorized
                  by the Guarantor; and, when (i) the Guarantees endorsed on the Designated Securities are issued and executed by the Guarantor pursuant to the Indenture and (ii) such Designated Securities are issued, executed, authenticated, delivered and paid for pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities and the Indenture and, in the case of any Contract Securities, pursuant to Delayed Delivery Contracts with respect to such Contract Securities, such Guarantees will have been duly issued, executed and delivered and will constitute valid and legally binding obligations of the Guarantor enforceable against the Guarantor in accordance with their terms, subject to (1) bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to or
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                  affecting creditors' rights generally and the rights of
                  creditors of insurance companies generally and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity);

                                    (f) The Indenture, which will be
                  substantially in one of the forms filed as an exhibit to the Registration Statement, has been duly authorized by the Company and the Guarantor and, at the Time of Delivery (as defined in Section 4 hereof) for such Designated Securities, the Indenture will be duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery by the trustee under such Indenture (the "Trustee"), the Indenture will constitute a valid and legally binding instrument of the Company and the Guarantor enforceable against the Company and the Guarantor in accordance with its terms, subject to (1) bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity); and the Indenture conforms, and the Designated Securities and the Guarantees will conform, in all material respects, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

                                    (g) The issue and sale of the Securities,
                  the issuance of the Guarantees and the compliance by the Company and the Guarantor with all of the provisions of the Designated Securities and the Guarantees, respectively, the Indenture, each of the Delayed Delivery Contracts, if any, this Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not
                  (1) conflict with or result in a breach or violation by the Company or the Guarantor, as applicable, of any of the terms or provisions of, or constitute a default by the Company or the Guarantor, as applicable, under, any indenture, mortgage, deed of trust, loan agreement or other similar agreement or instrument to which the Company or the Guarantor, as the case may be, is a party or by which the Company or the Guarantor, as the case may be, is bound or to which any of the property or assets of the Company or the Guarantor, as the case may be, is subject, except, in all such cases, for such conflicts,
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                  breaches, violations or defaults as would not have a material adverse effect on the financial condition of the Guarantor and its subsidiaries taken as a whole, or would not have a material adverse effect on the issuance or sale of the Designated Securities or the issuance of the Guarantees, and
                  (2) result in any violation of (A) the provisions of the Certificate of Incorporation or By-Laws of the Company or the Guarantor or (B) any statute of the United States or the State of Connecticut or any order, rule or regulation of any court or governmental agency or body of the United States or the State of Connecticut having jurisdiction over the Company or the Guarantor or any of their respective properties; provided, however that in the case of clause (B) of this paragraph 2(g), this representation and warranty shall not extend to such violations as would not have a material adverse effect on the financial condition of the Guarantor and its subsidiaries taken as a whole or would not have a material adverse effect on the issuance or sale of the Designated Securities or the issuance of the Guarantees; provided further, that insofar as this representation and warranty relates to the performance by the Company or the Guarantor of its obligations under the Indenture, this Agreement, the Pricing Agreement relating to the Designated Securities, the Delayed Delivery Contracts, if any, and the Designated Securities and the Guarantees, such performance is subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally;

                                    (h) No consent, approval, authorization,
                  order, registration, filing or qualification of or with any court or governmental agency or body of the United States or the State of Connecticut is required for the issue and sale of the Securities by the Company or the issuance of the Guarantees by the Guarantor or the consummation by the Company and the Guarantor of the transactions contemplated by this Agreement or any Pricing Agreement or the Indenture or any Delayed Delivery Contract except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations, filings or qualifications as may be required under state securities or Blue Sky laws or insurance securities laws of any such jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters, and except those which, if not obtained, will not have a material adverse effect on the financial condition of the Guarantor and its subsidiaries taken as a whole or would not have a material adverse effect on the issuance or sale of the Securities by the Company or the issuance of the Guarantees by the Guarantor;

                                    (i) In the event any of the Securities are
                  purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized by the Company and the Guarantor and, when executed and delivered by the Company, the Guarantor and the purchaser named therein, will constitute a valid and legally binding agreement of the Company and the Guarantor enforceable against the Company and the Guarantor in accordance with its terms, subject to (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity); and any Delayed Delivery Contracts will conform, in all material respects, to the description thereof, contained in the Prospectus as amended or supplemented with respect to such Designated Securities; and

                                    (j) All of the outstanding shares of capital
                  stock of the Company, Aetna Life Insurance Company, Aetna Life Insurance and Annuity Company and Aetna U.S. Healthcare Inc. have been duly authorized and validly issued and are fully paid and non-assessable, and (except for directors' qualifying shares, if any) are owned directly or indirectly by the Guarantor.

         3. Upon the execution of the Pricing Agreement applicable to any Designated Securities, the several Underwriters propose to offer such Underwriters' Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

         The Company may specify in Schedule II to the Pricing Agreement applicable to any Designated Securities that the Underwriters are authorized to solicit offers to purchase Designated Securities from the Company pursuant to delayed delivery contracts (herein called "Delayed Delivery Contracts"), substantially in the form
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of Annex II attached hereto but with such changes therein as the Representatives and the Company may authorize or approve. If so specified, the Underwriters will endeavor to make such arrangements, and as compensation therefor the Company will pay to the Representatives, for the accounts of the Underwriters, at the Time of Delivery, such commission, if any, as may be set forth in such Pricing Agreement. Delayed Delivery Contracts, if any, are to be with investors of the types described in the Prospectus as amended or supplemented and subject to other conditions therein set forth. The Underwriters will not have any responsibility with respect to the validity or performance of any Delayed Delivery Contracts.

The principal amount of Contract Securities to be deducted from the principal amount of Designated Securities to be purchased by each Underwriter as set forth in Schedule 1 to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the principal amount of Contract Securities which the Company has been advised by the Representatives have been attributed to such Underwriter, provided that, if the Company has not been so advised, the amount of Contract Securities to be so deducted shall be, in each case, that proportion of Contract Securities which the principal amount of Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the total principal amount of the Designated Securities (rounded as the Representatives may determine). The total principal amount of Underwriters' Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the total principal amount of Designated Securities set forth in Schedule 1 to such Pricing Agreement less the principal amount of the Contract Securities so set forth. If the Company determines to enter into Delayed Delivery Contracts, the Company will deliver to the Representatives not later than 3:30 p.m., New York City time, on the third business day preceding the Time of Delivery specified in the applicable Pricing Agreement (or such other time and date as the Representatives and the Company may agree upon in writing) a written notice setting forth the principal amount of Contract Securities.

         4. Underwriters' Securities having the Guarantee of the Guarantor endorsed thereon to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Representatives may request upon at least twenty-four hours prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer to a bank account specified by the Company and specified in Schedule II, in federal or other funds immediately available in New York City, all at the place and the time and date specified in such Pricing
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Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

         Concurrently with the delivery of and payment for the Underwriters' Securities, the Company will deliver to the Representatives for the accounts of the Underwriters a check payable to the order of the party designated in the Pricing Agreement relating to such Securities in the amount of any compensation payable by the Company to the Underwriters in respect of any Delayed Delivery Contracts as provided in Section 3 hereof and the Pricing Agreement relating to such Securities.

         5. The Company and the Guarantor agree with each of the Underwriters of any Designated Securities:

                                    (a) To prepare the Prospectus as amended and
                  supplemented in relation to the applicable Designated Securities and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such other time as may be required by Rule 424(b); to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Designated Securities and prior to the Time of Delivery for such Designated Securities, and afford the Representatives a reasonable opportunity to comment on any such proposed amendment or supplement; to advise the Representatives of any such amendment or supplement promptly after such Time of Delivery for so long as the delivery of a prospectus is required under the Act in connection with the offering or sale of such Designated Securities; to file promptly all reports and any definitive proxy or information statements required to be filed by the Guarantor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required under the Act in connection with the offering or sale of such Designated Securities, and during such same period to advise the Representatives, promptly after the Company or the Guarantor receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission; for so long as the delivery of a prospectus is required under the Act in connection with the offering or sale of the Designated Securities, to advise the Representatives promptly of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Designated Securities, of the suspension of the qualification of such Designated Securities for offering or sale in any jurisdiction or of the initiation or, if known to the Company or the Guarantor, threatening of any proceeding for any such purpose, or of any request by the Commission for amending or supplementing the Registration Statement or Prospectus; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                                    (b) Promptly from time to time to endeavor
                  to take such action as the Representatives may reasonably request to qualify such Designated Securities and the Guarantees for offering and sale under the securities laws of such jurisdictions of the United States, Puerto Rico and Guam as the Representatives may reasonably request and such other jurisdictions as the Company and the Representatives may agree and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Securities, provided that in connection therewith neither the Company nor the Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction, and provided further that in connection therewith neither the Company nor the Guarantor shall be required to qualify such Designated Securities and Guarantees for offering and sale under the securities laws of any such jurisdiction for a period in excess of nine months after the initial time of issue of the Prospectus as amended or supplemented relating to such Designated Securities;

                                    (c) To furnish the Underwriters with copies
                  of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Designated Securities and the related Guarantees and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of any amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; provided, however, that in case any Underwriter is required under the Act to deliver a prospectus in connection with the offering or sale of the Designated Securities and the related Guarantees at any time more than nine months after the date of the Pricing Agreement relating to the Designated Securities and the related Guarantees, the costs of such preparation and furnishing such amended or supplemented Prospectus shall be borne by the Underwriters of such Designated Securities;

                                    (d) To make generally available to the
                  Company's and the Guarantor's securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earning statement of the Guarantor and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Guarantor Rule 158); and

                                    (e) During the period beginning from the
                  date of the Pricing Agreement for such Designated Securities and continuing to and including the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of in the United States any debt securities of the

                  Company guaranteed by the Guarantor which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities and the related Guarantees, without the prior written consent of the Representatives, which consent shall not be unreasonably withheld.

6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and the Guarantor's counsel and accountants in connection with the registration of the Securities and the Guarantees under the Act and all other expenses in connection with the Company's and the Guarantor's preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and, subject to the proviso of Section 5(c), the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or otherwise producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Delayed Delivery Contracts, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities and the Guarantees for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) any cost of preparing certificates or other evidences of the Securities or any costs of The Depository Trust Company; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of the Company's and the Guarantor's obligations hereunder and under any Delayed Delivery Contracts which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

The foregoing provisions of this Section 6 shall be without prejudice to the Company's or the Guarantor's rights under any separate agreements between the

Company or the Guarantor and their respective attorneys, accountants and vendors with respect to such fees, disbursements, expenses and costs.

7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company and the Guarantor in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company and the Guarantor shall have performed in all material respects all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                                    (a) The Prospectus as amended or
                  supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company or the Guarantor, threatened by the Commission;

                                    (b) Sullivan & Cromwell, counsel for the
                  Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the incorporation of the Company and the Guarantor, the validity of the Indenture, the Designated Securities, the Guarantees, the Delayed Delivery Contracts, if any, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                                    (c) Thomas J. Calvocoressi, counsel to the
                  Company and the Guarantor, shall have furnished to the Representatives such counsel's written opinion, dated the Time of

                  Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

                                            (i) Each of the Company and the
                           Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Connecticut;

                                            (ii) Each of Aetna Life Insurance
                           Company and Aetna Life Insurance and Annuity Company has been duly incorporated and is validly existing as an insurance corporation in good standing under the laws of the State of Connecticut; Aetna U.S. Healthcare Inc. has been duly incorporated and is validly existing and in good standing under the laws of the State of Pennsylvania; all of the outstanding shares of capital stock of the Company, Aetna Life Insurance and Annuity Company and Aetna U.S. Healthcare Inc. have been duly authorized and validly issued and are fully paid and non-assessable, and (except for directors' qualifying shares, if any) are owned directly or indirectly by the Guarantor; and all of the outstanding shares of capital stock of Aetna Life Insurance Company (except for directors' qualifying shares, if any) are owned directly or indirectly by the Company;

                                            (iii) To the best of such counsel's
                           knowledge and other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or threatened involving the Company or the Guarantor or any of their respective subsidiaries of a character required to be disclosed in the Registration Statement or Prospectus which are not adequately disclosed in the Registration Statement or Prospectus;

                                            (iv) This Agreement and the Pricing
                           Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company and the Guarantor;

                                            (v) The Designated Securities have
                           been duly authorized by the Company; assuming the due authentication of the Underwriters' Securities by the Trustee, the Underwriters' Securities have been duly issued, executed and delivered and constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity); and assuming the due authentication of the Contract Securities by the Trustee, the Contract Securities, if any, when issued, executed and delivered and when paid for in accordance with the Delayed Delivery Contracts will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity);

                                            (vi) The Guarantees have been duly
                           authorized by the Guarantor; upon execution and delivery of the Underwriters Securities by the Company against payment therefor and assuming the due authentication of the Underwriters' Securities by the Trustee, the Guarantees endorsed on the Underwriters' Securities have been duly issued, executed and delivered and constitute valid and legally binding obligations of the Guarantor enforceable against the Guarantor in accordance, with their terms, subject to
                           (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity); and when the Contract

                           Securities, if any, are issued, executed, authenticated and delivered in accordance with the Indenture and paid for in accordance with the Delayed Delivery Contracts, upon execution and delivery of the Guarantees endorsed on such Contract Securities in accordance with the Indenture, such Guarantees will constitute valid and legally binding obligations of the Guarantor enforceable against the Guarantor in accordance with their terms, subject to (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity);

                                            (vii) The Indenture has been duly
                           authorized, executed and delivered by the Company and the Guarantor and, assuming the due authorization, execution and delivery thereof by the Trustee, the Indenture constitutes a valid and legally binding instrument of the Company and the Guarantor enforceable against the Company and the Guarantor in accordance with its terms, subject to (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and the rights of creditors of insurance companies generally and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity);

                                            (viii) The issue and sale of the
                           Designated Securities, the issuance of the Guarantees and the performance by the Company and the Guarantor of their respective obligations under the Designated Securities, the Guarantees, the Indenture, each of the Delayed Delivery Contracts, if any, this Agreement and the Pricing Agreement with respect to the Designated Securities will not (1) conflict with or result in a breach or violation by the Company or the Guarantor of any of the terms or provisions of, or constitute a default by the Company or the Guarantor under, any indenture, mortgage, deed of trust, loan agreement or other similar agreement or instrument known to such counsel to which the Company or the Guarantor is a party or by which the Company or the Guarantor is bound or to which any of the property or assets of the Company or the Guarantor is subject, except, in all such cases, for such conflicts, breaches, violations or defaults as would not have a material adverse effect on the financial condition of the Guarantor and its subsidiaries taken as a whole, or would not have a material adverse effect on the issuance or sale of the Designated Securities or the issuance of the Guarantees; and (2) result in any violation of (A) the provisions of the Certificate of Incorporation or By-Laws of the Company or the Guarantor or (B) any statute of the United States or the State of Connecticut or any order, rule or regulation known to such counsel of any court or governmental agency or body of the United States or the State of Connecticut having jurisdiction over the Company or the Guarantor or any of their respective properties, except with respect to clause (B) of this Paragraph (viii) (2), such violations as would not have a material adverse effect on the financial condition of the Guarantor and its subsidiaries taken as a whole, or would not have a material adverse effect on the issuance or sale of the Designated Securities or the issuance of the Guarantees (and except that for purposes of this paragraph (viii) such counsel need not express any opinion as to any violation of any fraudulent transfer laws or other antifraud laws or as to any violation of any federal and state securities laws or blue sky or insurance laws; provided further, that insofar as performance by the Company and the Guarantor of their respective obligations under the Indenture, the Delayed Delivery Contracts, if any, the Underwriting Agreement, the Pricing Agreement relating to the Designated Securities, and the Designated Securities and the Guarantees is concerned, such counsel need not express any opinion as to bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally);

                                            (ix) The documents incorporated by
                           reference in the Prospectus as amended or supplemented (other than the financial statements and related notes, information as to reserves, the financial statement schedules and the other financial and statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

                                            (x) Under the laws of the State of
                           Connecticut and under the federal laws of the United States, no consent, approval, authorization, order, registration, filing or qualification of or with any court or governmental agency or body is required for the issue and sale of the Designated Securities and the issuance of the Guarantees in accordance with the Indenture, each of the Delayed Delivery Contracts, if any, this Agreement and the Pricing Agreement with respect to the Designated Securities except for such consents, approvals, authorizations, orders, registrations, filings or qualifications as have been obtained under the Act and the Trust Indenture Act and such as may be required under state securities or Blue Sky laws or insurance securities laws of any such jurisdiction in connection with the purchase and sale and distribution of the Designated Securities by the Underwriters, and except those which, if not obtained, will not have a material adverse effect on the financial condition of the Guarantor and its subsidiaries taken as a whole; and

                                            (xi) In the event any of the
                           Designated Securities are to be purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized, executed and delivered by the Company and the Guarantor and, assuming such Delayed Delivery Contract has been duly authorized, executed and delivered by the purchaser named therein, and the Securities to be delivered thereunder have been paid for by the purchaser named therein, such Delayed Delivery Contract constitutes a valid and legally binding agreement of the Company and the Guarantor enforceable against the Company and the Guarantor in accordance with its terms, subject to (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity); and any Delayed Delivery Contracts conform in all material respects to the description thereof in the Prospectus as amended or supplemented.

In addition, such counsel shall state that such counsel does not know of any contract or other document (i) of a character required to be filed as an exhibit to the Registration Statement or to any of the documents incorporated by reference into the Prospectus as amended or supplemented which is not so filed,
(ii) required to be incorporated by reference into the Prospectus as amended or supplemented which is not so incorporated by reference or (iii) required to be described in the Registration Statement or the Prospectus as amended or supplemented which is not so described.

In rendering the opinion required by subsection (c) of this Section, Mr. Calvocoressi may state that he is admitted to the Bar of the State of Connecticut and that his opinion is limited to the laws of the State of Connecticut and the federal laws of the United States of America. Mr. Calvocoressi may rely (A) as to any matter to which you consent (which consent shall not be unreasonably withheld), to the extent specified in such opinion, upon the opinions of other counsel in good standing whom such counsel believes to be reliable, provided that Mr. Calvocoressi shall state that he and you are justified in relying on such opinions and (B) as to matters of fact, upon certificates of officers and representatives of the Company and the Guarantor and of public officials, and may state that he has not verified independently the accuracy or completeness of information or documents furnished to such counsel with respect to the Registration Statement or the Prospectus.

                                    (d) Davis Polk & Wardwell, special counsel
                  for the Company and the Guarantor, shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

                                            (i) This Agreement and the Pricing
                           Agreement with respect to the Designated

                           Securities have been duly authorized, executed and delivered by the Company and the Guarantor;

                                            (ii) The Designated Securities have
                           been duly authorized by the Company; assuming the due authentication of the Underwriters' Securities by the Trustee, the Underwriters' Securities are duly issued, executed and delivered, and constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity); the Contract Securities when issued, executed and delivered (and assuming the due authentication thereof by the Trustee) and when paid for in accordance with the Indenture and the Delayed Delivery Contracts, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity); and the Designated Securities and the Indenture conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented;

                                            (iii) The Guarantees have been duly
                           authorized by the Guarantor; upon execution and delivery of the Underwriters' Securities by the Company against payment therefor and assuming the due authentication of the Underwriters' Securities by the Trustee, the Guarantees endorsed on the Underwriters' Securities will be duly issued, executed and delivered, and constitute valid and legally binding obligations of the Guarantor enforceable against the Guarantor in accordance with their terms, subject to
                           (1) bankruptcy, insolvency,
                           reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity); and when the Contract
                           Securities are issued, executed and delivered (and assuming the due authentication thereof by the Trustee) and paid for in accordance with the Indenture and the Delayed Delivery Contracts, upon execution and delivery of the Guarantees endorsed on such Contract Securities, such Guarantees will constitute valid and legally binding obligations of the Guarantor enforceable against the Guarantor in accordance with their terms, subject to (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity); and the Guarantees conform in all material respects to the description thereof in the Prospectus as amended or supplemented;

                                            (iv) The Indenture has been duly
                           authorized, executed and delivered by the Company and the Guarantor and, assuming the due authorization, execution and delivery thereof by the Trustee, the Indenture constitutes a valid and legally binding instrument of the Company and the Guarantor enforceable against the Company and the Guarantor in accordance with its terms, subject to (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity); and the Indenture has been duly qualified under the Trust Indenture Act;

                                            (v) In the event any of the
                           Designated Securities are to be purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery

                           Contracts has been duly authorized, executed and delivered by the Company and the Guarantor and, assuming such Delayed Delivery Contract has been duly authorized, executed and delivered by the purchaser named therein, and the Securities to be delivered thereunder have been paid for by the purchaser named therein, such Delayed Delivery Contract constitutes a valid and legally binding agreement of the Company and the Guarantor enforceable in accordance with its terms, subject to (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity); and any Delayed Delivery Contracts conform in all material respects to the description thereof in the Prospectus as amended and supplemented;

                                            (vi) The statements contained in the
                           Prospectus under the captions "Description of Debt Securities and Debt Guarantees" and "Plan of Distribution" and the corresponding sections in any prospectus supplement relating to the description of the Designated Securities or their distribution, insofar as such statements constitute summaries of certain provisions of the documents referred to therein, accurately summarize the material provisions of such documents required to be stated therein; and

                                            (vii) (1) such counsel is of the
                           opinion that the Registration Statement, as amended, and the Prospectus, as amended or supplemented, as of the Time of Delivery (other than the financial statements and related notes, the financial statement schedules and the other financial data included therein or omitted therefrom, as to which such counsel need express no opinion), comply as to form in all material respects with the Act and the rules and regulations of the Commission thereunder, (2) nothing has come to the attention of such counsel that would cause such counsel to believe that each part of the Registration Statement (other than the financial statements and related notes, the financial statement schedules and the other financial data included therein or omitted therefrom, as to which such counsel need express no belief), at the time such part became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (3) nothing has come to the attention of such counsel that would cause such counsel to believe that the Registration Statement or the Prospectus, as amended or supplemented, as of the Time of Delivery (other than the financial statements and related notes, the financial statement schedules and the other financial data included therein or omitted therefrom, as to which such counsel need express no belief), contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         With respect to clause (vii) of subsection (d) of this Section, Davis Polk & Wardwell may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus (other than the documents incorporated by reference therein) and any amendments or supplements thereto and review and discussion of the contents thereof (including the documents incorporated by reference therein), but are without independent check or verification except as specified. In rendering the opinion required by subsection (d) of this Section, Davis Polk & Wardwell may rely upon the accuracy of matters (A) involving the application of laws of any jurisdiction other than the United States or New York and as to any other matter to which you consent (which consent shall not be unreasonably withheld), to the extent specified in such opinion, upon the opinions of other counsel reasonably satisfactory to you (including without limitation, as to matters of Connecticut law, on the opinion of Thomas J. Calvocoressi, counsel to the Company and the Guarantor), and (B) of fact upon certificates of officers and representatives of the Company and the Guarantor and of public officials.

                                    (e) At the Time of Delivery for such
                  Designated Securities, KPMG Peat Marwick LLP, independent public accountants for the Company and the Guarantor, shall have furnished to the Representatives a letter dated such Time of Delivery to the effect set forth in Annex III hereto and as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives, provided that the letter shall use a "cut-off date" not earlier than the date of the Pricing Agreement;

                                    (f) Since the respective dates as of which
                  information is given in the Prospectus as amended or supplemented as of the date of the Pricing Agreement there shall not have been any adverse change or a development involving a prospective material adverse change in the financial position, stockholders' equity or results of operations of the Guarantor and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented as of the date of the Pricing Agreement, the effect of which, in any such case described above, is in the reasonable judgment of the Representatives, after consultation with the Company and Guarantor, so material and adverse as to make it impracticable to proceed with the public offering or the delivery of the Underwriters' Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented as of the date of the Pricing Agreement;

                                    (g) On or after the date of the Pricing
                  Agreement relating to the Designated Securities, no downgrading shall have occurred in the rating accorded the Company's or the Guarantor's debt securities by either the Standard & Poor's Corporation or Moody's Investors Service, Inc.;

                                    (h) On or after the date of the Pricing
                  Agreement relating to the Designated Securities, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York state authorities; or (iii) the outbreak or material escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any of the above specified events, in the reasonable judgment of the Representatives, after consultation with the Company and the Guarantor, makes it impracticable to proceed with the public offering or the delivery of the Underwriters' Securities on the terms and in the manner contemplated by the Prospectus as amended or supplemented; and

                                    (i) The Company and the Guarantor shall each
                  have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of the Vice Chairman for Strategy and Finance or the Vice President, Corporate Finance or the Treasurer as to the accuracy of the representations and warranties of the Company and the Guarantor herein at and as of such Time of Delivery, as to the performance by the Company and the Guarantor of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as the Representatives may reasonably request.

         8. (a) The Company and the Guarantor, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of any Prospectus, in light of the circumstances in which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Guarantor shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or the Guarantor by any Underwriter of Designated Securities through the Representatives for inclusion therein; and provided, further, that the Company and the Guarantor shall not be liable to any

Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus or any preliminary prospectus supplement to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter (or to the Representatives) and the loss, claim, damage or liability of such Underwriter results from an untrue or alleged untrue statement or omission or alleged omission of a material fact contained in the Preliminary Prospectus or any preliminary prospectus supplement which was corrected in the Prospectus (or the Prospectus as amended or supplemented).

                                    (b) Each Underwriter will indemnify and hold
                  harmless the Company and the Guarantor against any losses, claims, damages or liabilities to which the Company or the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein
                  (i) in the case of the Registration Statement, not misleading and (ii) in the case of any Prospectus, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or the Guarantor by such Underwriter through the Representatives for inclusion therein; and will reimburse the Company and the Guarantor for any legal or other expenses reasonably incurred by the Company or the Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred.

                                    (c) Promptly after receipt by an indemnified
                  party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation, unless such indemnifying party and indemnified party are named parties to any such action (including any impleaded parties) and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. In no event shall any indemnifying party be liable for the fees and expenses of more than one counsel (in addition to local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. In no event shall an indemnifying party be liable with respect to any action or claim settled without its written consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                                    (d) If the indemnification provided for in
                  this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party is not entitled to receive the indemnification provided for in subsection (a) above because of the second proviso thereof or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, including with respect to any Underwriter, the extent to which such losses, claims, damages or liabilities (or actions in respect thereof) with respect to any Preliminary Prospectus or any preliminary prospectus supplement result from the fact that the Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference), if the Company has previously furnished copies thereof to such Underwriters. The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection
                  (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages (other than amounts paid or incurred without the consent of the indemnifying party as provided in this Section 8) which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint. No indemnifying party will be liable for contribution with respect to any action or claim settled without its written consent.

                                    (e) The obligations of the Company and the
                  Guarantor under this Section 8 shall be in addition to any liability which the Company and the Guarantor may otherwise have and shall extend or not extend, as the case may be, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend or not extend, as the case may be, upon the same terms and conditions, to each officer and director of the Company and the Guarantor and to each person, if any, who controls the Company and the Guarantor within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Underwriters' Securities which it has agreed to purchase under the Pricing Agreement relating to such Underwriters' Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Underwriters' Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Underwriters' Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such Underwriters' Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company and the Guarantor that they have so arranged for the purchase of such Underwriters' Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Underwriters' Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Underwriters' Securities for a period of not more than seven days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company and the Guarantor agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

                                    (b) If, after giving effect to any
                  arrangements for the purchase of the Underwriters' Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate amount of such Underwriters' Securities which remains unpurchased does not exceed one- tenth of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Underwriters' Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Underwriters' Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                                    (c) If, after giving effect to any
                  arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-tenth of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Guarantor, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantor and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or the Guarantor, or any officer or director or controlling person of the Company or the Guarantor, and shall survive delivery of and payment for the Securities.

11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company and the Guarantor shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof; but, if for any other reason Underwriters' Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all reasonable out-of-pocket expenses approved in writing by the Representatives, including reasonable fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company and the Guarantor shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and
Section 8 hereof.

12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company or the Guarantor shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company and the Guarantor set forth in the Registration Statement; Attention: Corporate Secretary; provided, however, that any notice to an Underwriter pursuant to
Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company and the Guarantor by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Guarantor and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company, the Guarantor and each person who controls the Company, the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

14. Time shall be of the essence for each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

15. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS, BUT WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS OF THE STATE OF NEW YORK.

      16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.



                        Very truly yours,

                        AETNA SERVICES, INC.


                        By:_______________________________________

                            Name:
                            Title:



                        AETNA INC.


                        By:_______________________________________

                            Name:
                            Title:

                                     ANNEX I


                                PRICING AGREEMENT


[Insert Representatives]

As Representatives of the several

Underwriters named in Schedule 1 hereto



                                                -----------, ----.


Ladies and Gentlemen:

      Aetna Services, Inc. a Connecticut corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated _______ (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). The Securities specified in Schedule II hereto shall be guaranteed by Aetna Inc., a Connecticut corporation (the "Guarantor"), as set forth in the Indenture identified in
Schedule II hereto. Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty that refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto, less the principal amount of Designated Securities covered by Delayed Delivery Contracts, if any, as may be specified in
Schedule II, and the Guarantor agrees to issue its Guarantees with respect to such Designated Securities.

                  If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company and the Guarantor. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Guarantor for examination upon request.

                        Very truly yours,

                        AETNA SERVICES, INC.


                        By:_______________________________________

                            Name:
                            Title:


                        AETNA INC.


                        By:_______________________________________

                            Name:
                            Title:

Accepted as of the date hereof:

[Insert Representatives]


On behalf of each of the
Underwriters



By:_________________________
   Name:
   Title:

                            SCHEDULE I


                                                      Principal
                                                      Amount of
                                                      Designated
                                                      Securities
                                                      to be
 Underwriter                                          Purchased
 -----------                                          ----------
                                                      $

                                                      ----------
Total.................................                $
                                                      ==========

                                   SCHEDULE II


TITLE OF DESIGNATED SECURITIES:

   [ %] Guaranteed [Floating Rate] [Zero Coupon] [Senior]
   [Subordinated] [Junior Subordinated]
   [Notes] [Debentures] due

AGGREGATE PRINCIPAL AMOUNT:

   [$] [Foreign Currency]

PRICE TO PUBLIC:

   % of the principal amount of the Designated Securities, plus accrued interest
from        to
   [and accrued amortization, if any, from      to      ]

PURCHASE PRICE BY UNDERWRITERS:

   % of the principal amount of the Designated Securities, plus accrued interest
from         to

   [and accrued amortization, if any, from      to      ]

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

   Immediately Available Funds

INDENTURE:

   Indenture dated       19  , among the Company, the Guarantor and       as
Trustee

MATURITY:

INTEREST RATE:

   [  %] [Zero Coupon] [See Floating Rate Provisions]

INTEREST PAYMENT DATES:

   [months and dates]

REDEMPTION PROVISIONS:

   [No provisions for redemption]

   [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount
   of [$]          or an integral multiple thereof,

   [or on after _________, at the following redemption prices (expressed in
percentages of principal amount).  If [redeemed on or before ________,     %
and if] redeemed during the 12-month period beginning            ,



          YEAR _____             REDEMPTION PRICE _________________


   and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

   [on any interest payment date falling on or after _____, _____, at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

   [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

   [Restriction on refunding]

SINKING FUND PROVISIONS:

   [No sinking fund provisions]

   [The Designated Securities are entitled to the benefit of a sinking fund to
   retire [$]       principal amount of Designated Securities on           in
   each of the years         through         at 100% of their principal amount
   plus accrued interest][, together with [cumulative] [noncumulative] redemptions at the option of the Company to retire an additional [$] principal amount of

   Designated Securities in the years       through       at 100% of their
   principal amount plus accrued interest].

         [If Securities may be put to the issuer by holders, insert

OPTIONAL REPAYMENT PROVISIONS:

      Securities are repayable on          ,          [insert date and years],
at the option of the holder, at their principal amount with accrued interest.

[If securities are Floating Rate debt securities, insert -

FLOATING RATE PROVISIONS:

Initial annual interest rate will be    % through (and thereafter will be
adjusted (monthly] [on each     ,      and     ] [to an annual rate of     %
above the average rate for        -year [month] [securities] [certificates of
deposit] issued by       and       [insert names of banks] [and the annual
interest rate [thereafter] [from        through        ] will be the interest
yield equivalent of the weekly average per annum market discount rate for
     -month Treasury bills plus     % of Interest Differential (the excess, if
any, of (i) then current weekly average per annum secondary market yield for
     -month certificates of deposit over (ii) then current interest yield
equivalent of the weekly average per annum market discount rate for       -month
Treasury bills); [from           and thereafter the rate will be the then
current interest yield equivalent plus   % of Interest Differential].]


TIME OF DELIVERY:

CLOSING LOCATION:



DELAYED DELIVERY:

[None] [Underwriters' commission shall be __% of the principal amount of Designated Securities for which Delayed Delivery Contracts have been entered into. Such commission shall be payable to the order of ____]

NAMES AND ADDRESSES OF REPRESENTATIVES:

Designated Representatives:

Address for Notices, etc.:

[OTHER TERMS]:

                                    ANNEX II


                            DELAYED DELIVERY CONTRACT


Aetna Services, Inc.
151 Farmington Avenue
Hartford, CT 06156

Attention ____________

Aetna Inc.
151 Farmington Avenue
Hartford, CT 06156

Attention ____________
                                             ____________, ____


Dear Sirs:

      The undersigned hereby agrees to purchase from Aetna Services, Inc. (hereinafter called the "Company"), and the Company agrees to sell to the undersigned,

                           $__________

principal amount of the Company's debt securities (hereinafter called the "Designated Securities"), guaranteed by Aetna Inc. (hereinafter called the "Guarantor"), offered by the Company's and the Guarantor's Prospectus dated _____________, as amended or supplemented, receipt of a copy of which is hereby acknowledged, at a purchase price of __% of the principal amount thereof, plus accrued interest from the date from which interest accrues as set forth below, and on the further terms and conditions set forth below, and on the further terms and conditions set forth in this contract.

The undersigned will purchase the Designated Securities from the Company on __________ (the "Delivery Date") and interest on the Designated Securities so purchased will accrue from ___________.

The undersigned will purchase the Designated Securities from the Company on the delivery date or dates and in the principal amount or amounts set forth below:

                                           Date from Which
Delivery Date          Principal Amount    Amount Interest Accrues
-------------          ----------------    -----------------------
__________, 19__       $________           __________, 19__
__________, 19__       $________           __________, 19__

EACH SUCH DATE ON WHICH DESIGNATED SECURITIES ARE TO BE PURCHASED HEREUNDER IS HEREINAFTER REFERRED TO AS A "DELIVERY DATE."

      Payment for the Designated Securities which the undersigned has agreed to purchase on each Delivery Date shall be made to the Company in Federal or other funds immediately available in New York City, by wire transfer to a bank account specified by the Company, on such Delivery Date upon delivery to the undersigned of the Designated Securities, having the Guarantee of the Guarantor endorsed thereon, then to be purchased by the undersigned in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written, telex or facsimile communication addressed to the Company not less than five full business days prior to such Delivery Date.

The obligation of the undersigned to take delivery of and make payment for Designated Securities on each Delivery Date shall be subject to the condition that the purchase of Designated Securities to be made by the undersigned shall not on such Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject. The obligation of the undersigned to take delivery of and make payment for Designated Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Designated Securities pursuant to other contracts similar to this contract.

The undersigned understands that Underwriters (the "Underwriters") are also purchasing Designated Securities from the Company, but that the obligations of the undersigned hereunder are not contingent on such purchases. Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company and the Guarantor delivered to the Underwriters in connection therewith.

The undersigned represents and warrants that, as of the date of this contract, the undersigned is not prohibited from purchasing the Designated Securities hereby agreed to be purchased by it under the laws of the jurisdiction to which the undersigned is subject.

This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

This contract may be executed by either of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

It is understood that the acceptance by the Company and the Guarantor of any Delayed Delivery Contract (including this contract) is in the Company's and the Guarantor's sole discretion and that, without limiting the foregoing, acceptances of such contracts need not be on a first-come, first-served basis. If this contract is acceptable to the Company and the Guarantor, it is requested that the Company and the Guarantor sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract among the Company, the Guarantor and the undersigned when such counterpart is so mailed or delivered by the Company and the Guarantor.

                        Yours very truly,



                        By:_______________________________________

                                    (Authorized Signature)
                            Name:
                            Title:

                           _______________________________________
                                    (Address)


Accepted:__________

Aetna Services, Inc.

By________________________
   Name:
   Title:



Aetna Inc.


By________________________
   Name:
   Title:

                             ANNEX III

      Pursuant to Section 7(f) of the Underwriting Agreement, KPMG Peat Marwick LLP shall furnish letters to the Underwriters with respect to the Company and the Guarantor to the effect that:

                              (i) They are independent certified public
                  accountants with respect to the Company and the Guarantor and their respective subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                              (ii) In their opinion, the financial statements
                  and any supplementary financial information and schedules audited by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements and selected financial data derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

                              (iii) The unaudited selected financial information
                  with respect to the consolidated results of operations and financial position of the Company or the Guarantor for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's or the Guarantor's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years which were included or incorporated by reference in the Company's or the Guarantor's Annual Reports on Form 10-K for such fiscal years;

                              (iv) on the basis of limited procedures, not
                  constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company or the Guarantor and their respective subsidiaries, inspection of the minute books of the Company and the Guarantor and their respective subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and the Guarantor and their respective subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                  (a) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's or the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or, if no report has been issued by such accountants on the consolidated interim financial statements as set forth in (ii) above, based on a review under their applicable professional standards, that any material modifications should be made to such condensed consolidated financial statements for them to be in conformity with generally accepted accounting principles;

                  (b) any other unaudited income statement data and balance
            sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's or the Guarantor's Annual Report on Form 10-K for the most recent fiscal year;

                  (c) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (a) above and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (b) above were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's or the Guarantor's Annual Report on Form 10-K for the most recent fiscal year;

                  (d) as of a specified date not more than three business days prior to the date of such letter, there have been any changes in the consolidated Common Stock (other than issuances of common stock pursuant to employee benefit plans, upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities), which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated Long-Term Debt of the Company and the Guarantor and their respective subsidiaries, as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                              (i) for the period from the date of the latest
                  financial statements included or incorporated by reference in the Prospectus to the last day of the month immediately preceding the date of such letter for which monthly financial statements are available, if any, there were any decreases in consolidated total revenues or income before income taxes, discontinued operations and cumulative effect of accounting changes or the per share amounts of consolidated income before income taxes, discontinued operations and cumulative effect of accounting changes, in each case as compared with the comparable period of the preceding year, except in each case for decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                              (ii) In addition to the audit referred to in their
                  report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company or the Guarantor and their respective subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of or schedules prepared by the Company or the Guarantor and their respective subsidiaries and have found them to be in agreement.

                              (iii) if pro forma financial statements and other
                  pro forma financial information (the "Pro Forma Disclosure") are required to be included in the Registration Statement, such letter shall further state that although they are unable to and do not express any opinion on such Pro Forma Disclosure or on the pro forma adjustments applied to the historical amounts included in that statement, for purposes of such letter they have:

                  (e) read the Pro Forma Disclosure;

                  (f) made inquiries of certain officials of the Company and the
            Guarantor who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether the Pro Forma Disclosure above complies in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and

                  (g) proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the Pro Forma Disclosure; and

            on the basis of such procedures, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that the Pro Forma Disclosure included in the Registration Statement does not comply in form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of that statement.

All references in this Annex III to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.